UNITED STATES

                                     SECURITIES AND EXCHANGE COMMISSION
                                              Washington, D.C. 20549




                                                      FORM 8-k

                                                   CURRENT REPORT
                                  Pursuant to Section 13 or 15(d) of the
                                      Securities Exchange Act of 1934


                                         Date of Report: December 12, 2022
                                          (Date of earliest event reported)




                     (Exact name of Registrant as specified in its charter)

TERRA ENERGY AND RESOURCE TECHNOLOGIES INC.
(State or other jurisdiction                           (IRS Employer
 of incorporation)       (Commission File Number)  Identification Number)
Delaware                       333-90272                   56-1940918

2405 Essington Rd. B109         Joliet, Illinois          60435
(Address of principal executive offices)               (ZIP Code)



                                                   (312)613-4564
                   (Registrant's telephone number, including area code)

Previous Address:      99 Park Ave. 16th Floor, New York, NY 10016
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12
under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c)
 under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None
Indicate by check mark whether the registrant is an emerging growth company as defined in
Rule 405 of the Securities Act
of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).
         Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Section 1  Registrants Business and Operations

Item 1.02 Divestiture of Subsidiary

On December 11th , 2023, Terra Energy and Resource Technologies Inc.
 is divesting itself of its wholly
owned subsidiary
Blacktower Oil, LLC to make room for a potential partner outside of the Oil and Gas industry.

As we explore opportunities, we feel that Blacktower Oil, LLC will no longer serve us going forward.




                                                     SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly
caused this report to be signed
on its behalf by the undersigned hereunto duly authorized.
TERRA ENERGY AND RESOURCE TECHNOLOGIES INC.
By: /s/ Anthony V Saviano

    Anthony V Saviano
    Chief Executive Officer
 Dated: December 12, 2023